UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2009

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 4, 2009, Accuride Corporation (“Accuride”) completed its previously announced amendment (the “Amendment”) to its term facility (the “Term Facility”) and revolving credit facility (the “Revolving Credit Facility”) under its credit agreement, dated January 31, 2005 (the “Credit Agreement”), among Accuride, Accuride Canada, Inc., Citicorp USA, Inc., as administrative agent, and other lender parties thereto.  On February 4, 2009, Accuride also completed its previously announced transaction with an affiliate of Sun Capital Securities Group, LLC (“Sun Capital”), which currently holds approximately $70 million principal amount of the indebtedness outstanding under the Term Facility (the “Last-Out Loans”).

The Amendment adjusts certain financial covenants under the Credit Agreement from the fourth quarter of 2008 through 2010, including leverage, interest coverage and fixed charge coverage ratios, and extends the maturity date of the Revolving Credit Facility until January 31, 2011.  In connection with the Amendment, Sun Capital agreed to modify the Last-Out Loans to become last out as to payment to the other loans outstanding under the Term Facility (the “First-Out Loans”).  Sun Capital also agreed to modify certain voting provisions and other rights under the Credit Agreement as a holder of the Last-Out Loans.

Under the Amendment, Accuride re-priced the indebtedness outstanding under the Credit Agreement as follows:

•                  Interest on the First-Out loans and on debt outstanding under the Revolving Credit Facility will accrue at a rate of LIBOR plus 500 basis points, with a LIBOR floor of 300 basis points.

•                  Until December 31, 2009, interest on the Last-Out Loans will accrue on a payable-in-kind basis (“PIK”) at a premium of 500 basis points over the interest rate applicable to the First-Out Loans.

•                  After December 31, 2009, interest on the Last-Out Loans will accrue on a PIK basis at the same premium over the First-Out Loans described above unless Accuride’s liquidity position, as defined in the Amendment, exceeds $50 million, in which case interest on the Last-Out Loans will be payable in cash.

•                  Cash interest on the Last-Out Loans will be payable at a premium of 300 basis points over the interest rate applicable to the First-Out Loans.

The ability to accrue interest on a PIK basis on the Last-Out Loans is expected to result in enhanced liquidity to Accuride during 2009.

In connection with the modification of the Last-Out Loans and pursuant to a Last-Out Debt Agreement, dated February 4, 2009 (the “Last Out Debt Agreement”), that Accuride entered into with Sun Capital, Accuride issued a warrant (the “Warrant”) to Sun Capital exercisable for 25 percent of Accuride’s fully-diluted common stock, expanded Accuride’s board of directors (the “Board of Directors”) to 12 members and granted Sun Capital the right to elect five directors (the “Sun Capital Directors”) and nominate one independent director.  Accuride amended its bylaws to require approval of two thirds of the Board of Directors for certain corporate actions and issued a new class of preferred share to Sun Capital that gives Sun Capital the right to approve certain corporate actions so long as Sun Capital maintains a 10 percent ownership in Accuride’s common stock.  Sun Capital has also agreed to provide customary strategic, business and operational support to Accuride.  Sun Capital currently owns approximately 9.9 percent of Accuride’s outstanding common stock.

Amended and Restated Bylaws and Certificate of Designations for the Class A Preferred Share

On February 4, 2009, Accuride amended and restated its bylaws (the “Amended and Restated Bylaws”) to, among other things, expand the Board of Directors to 12 members and require approval of two thirds of the Board of Directors for certain corporate actions.

In addition, Accuride filed a certificate of designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to fix the designations, preferences, limitations and relative rights of a new class of preferred share (the “Class A Preferred Share”).  The Class A Preferred Share carries voting rights equal to the number of shares of Accuride common stock issuable upon the exercise of the Warrant in an amount not to exceed 25% of the outstanding common stock, requires approval of the holder of the Class A Preferred Share for certain corporate actions and grants the holder of the Class A Preferred Share the right to nominate and elect five members of the Board of Directors and nominate one independent director.  The Class A Preferred Share has no rights to dividends or distributions and is redeemable by Accuride at a nominal amount at such point as Sun Capital no longer holds at least 10 percent ownership in Accuride’s common stock.  On February 4, 2009, Accuride issued the Class A Preferred Share to Sun Capital.

Sun Capital currently owns approximately 9.9 percent of Accuride’s outstanding common stock.

A copy of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the Certificate of Designations fixing the designations, preferences, limitations and relative rights of the Class A Preferred Share is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Election of New Directors

On February 4, 2009, Accuride appointed Brian J. Urbanek, Jason H. Neimark, Douglas C. Werking, Thomas V. Taylor and Donald C. Mueller as directors of Accuride Corporation to fill the vacancies created as a result of the expansion of Accuride’s Board of Directors.

Brian J. Urbanek is a Principal at Sun Capital Partners, Inc.  Prior to joining Sun Capital Partners in February 2006, Mr. Urbanek served as Vice President in the Investment Banking

Group with Stephens, Inc. and Vice President, Investment Banking with Bear, Stearns & Co.  He received an undergraduate degree in Business Administration with dual majors in Economics and Finance from Creighton University.

Jason H. Neimark is a Director at Sun Partners, Inc. and Managing Director of Sun Capital Partners, Inc.  Prior to joining Sun Capital, Mr. Neimark was a Principal of Midwest Mezzanine Funds.  Mr. Neimark has served on the board of several Midwest Mezzanine portfolio companies.  He is a certified public accountant and worked as a tax consultant and auditor for KPMG Peat Marwick.

Douglas C. Werking is a Vice President at Sun Capital Partners, Inc.  Prior to joining Sun Capital, he was a Managing Director at Alix Partners, LLC, during which time Mr. Werking served in several interim management positions.  Mr. Werking received an undergraduate degree from Santa Clara University and a master’s degree in business administration from the University of Chicago.

Thomas V. Taylor is a Managing Director at Sun Capital Partners, Inc.  Prior to joining Sun Capital, he was Executive Vice President, Merchandising and CMO at The Home Depot Companies.  While at The Home Depot Companies, Mr. Taylor also served as Regional Vice President in the Southwest Division, Merchandising Vice President in the Northwest Division, Division President of the Northwest Division, President of the Eastern Division, and Executive Vice President.

Donald C. Mueller is Vice President of Operations at Sun Capital Partners, Inc.  Prior to joining Sun Capital, Mr. Mueller served as Corporate Vice President and Chief Financial Officer of Iris International, Inc.  Mr. Mueller also served as Vice President and Treasurer and Vice President, Treasurer and Chief Financial Officer of Transportation Technologies Industries, Inc.

Second Amendment to the Accuride Credit Agreement

On February 4, 2009, Accuride entered into the Amendment.  A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Last Out Debt Agreement

On February 4, 2009, Accuride entered into the Last Out Debt Agreement with Sun Capital.  A copy of the Last Out Debt Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Warrant and Registration Agreement

On February 4, 2009, Accuride issued the Warrant to Sun Capital.  A copy of the Warrant is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the sale of the Warrant, Accuride entered into a Registration Agreement, dated February 4, 2009 (the “Registration Agreement”), with Sun Capital.  A copy of the Registration Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Consulting Agreement

On February 4, 2009, Accuride entered into a Consulting Agreement (the “Consulting Agreement”) with Sun Capital.  A copy of the Consulting Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Indemnification Agreements

On February 4, 2009, Accuride entered into Indemnification Agreements (each, an “Indemnification Agreement”) with each member of its Board of Directors.  A form of the Indemnification Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Indemnification Subordination Agreement

On February 4, 2009, Accuride entered into Indemnification Subordination Agreements (each, an “Indemnification Subordination Agreement”) with affiliates of Sun Capital.  Copies of the Indemnification Subordination Agreements are filed as Exhibits 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

Warrant

The information provided in Item 1.01 under “Warrant and Registration Agreement” is incorporated by reference herein.

Class A Preferred Share

The information provided in Item 1.01 under “Amended and Restated Bylaws and Certificate of Designations for the Class A Preferred Share” is incorporated by reference herein.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Election of New Directors

The information provided in Item 1.01 under “Election of New Directors” is incorporated by reference herein.

Indemnification Agreements

The information provided in Item 1.01 under “Indemnification Agreements” is incorporated by reference herein.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in Item 1.01 under “Amended and Restated Bylaws and Certificate of Designations for the Class A Preferred Share” is incorporated by reference herein.

Item 8.01. Other Events.

In a press release issued on February 4, 2009, Accuride announced the approval of the Amendment and the related transactions with Sun Capital. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Exhibits

(d) Exhibits.

3.1  Amended and Restated Bylaws of Accuride (effective February 4, 2009).

3.2  Certificate of Designations for the Series A Preferred Share, dated February 4, 2009.

4.1  Stock Purchase Warrant, issued February 4, 2009.

4.2  Registration Agreement, dated February 4, 2009, between Accuride and Sun Accuride Debt Investments, LLC.

10.1  Second Amendment, dated as of January 28, 2009, to the Fourth Amended and Restated Credit Agreement, dated as of January 31, 2005, as amended, among Accuride and Accuride Canada Inc., as borrowers, the several banks and other financial institutions or entities parties thereto, as lenders, and Citicorp USA, Inc., as administrative agent for the lenders.

10.2  Last Out Debt Agreement, dated February 4, 2009, between Accuride and Sun Accuride Debt Investments, LLC.

10.3  Consulting Agreement, dated February 4, 2009, between Accuride and Sun Capital Partners Management V, LLC.

10.4  Form of Indemnification Agreement between Accuride and each member of the Board of Directors.

10.5  Indemnification Subordination Agreement, dated February 4, 2009, among Accuride, the subsidiaries of Accuride parties thereto, Sun Capital Partners Management V, LLC and Sun Capital Partners V, Ltd.

10.6  Indemnification Subordination Agreement, dated February 4, 2009, among Accuride, the subsidiaries of Accuride parties thereto, Sun Capital Securities Fund, LP, Sun Capital Securities Advisors, LP, Sun Capital Securities, LLC, Sun Capital Securities Management, LLC and Sun Capital Securities Offshore Fund, Ltd.

10.7  Indemnification Subordination Agreement, dated February 4, 2009, among Accuride, the subsidiaries of Accuride parties thereto, Sun Capital Master Securities Fund III, L.P., Sun Capital Securities Fund III, LP, Sun Capital Securities Advisors III, L.P., Sun Capital

Securities III, Ltd., Sun Capital Securities Management III, LP, Sun Capital Securities Management Services III, LLC and Sun Capital Securities III, LLC.

99.1  Press Release, dated February 4, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date:	February 4, 2009	/s/ Stephen A. Martin
Stephen A. Martin
Vice President / General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Accuride (effective February 4, 2009).

3.2	Certificate of Designations for the Series A Preferred Share, dated February 4, 2009.

4.1	Stock Purchase Warrant, issued February 4, 2009.

4.2	Registration Agreement, dated February 4, 2009, between Accuride and Sun Accuride Debt Investments, LLC.

10.1

Second Amendment, dated as of January 28, 2009, to the Fourth Amended and Restated Credit Agreement, dated as of January 31, 2005, as amended, among Accuride and Accuride Canada Inc., as borrowers, the several banks and other financial institutions or entities parties thereto, as lenders, and Citicorp USA, Inc., as administrative agent for the lenders.

10.2	Last Out Debt Agreement, dated February 4, 2009, between Accuride and Sun Accuride Debt Investments, LLC.

10.3	Consulting Agreement, dated February 4, 2009, between Accuride and Sun Capital Partners Management V, LLC.

10.4	Form of Indemnification Agreement between Accuride and each member of the Board of Directors.

10.5	Indemnification Subordination Agreement, dated February 4, 2009, among Accuride, the subsidiaries of Accuride parties thereto, Sun Capital Partners Management V, LLC and Sun Capital Partners V, Ltd.

10.6

Indemnification Subordination Agreement, dated February 4, 2009, among Accuride, the subsidiaries of Accuride parties thereto, Sun Capital Securities Fund, LP, Sun Capital Securities Advisors, LP, Sun Capital Securities, LLC, Sun Capital Securities Management, LLC and Sun Capital Securities Offshore Fund, Ltd.

10.7

Indemnification Subordination Agreement, dated February 4, 2009, among Accuride, the subsidiaries of Accuride parties thereto, Sun Capital Master Securities Fund III, L.P., Sun Capital Securities Fund III, LP, Sun Capital Securities Advisors III, L.P., Sun Capital Securities III, Ltd., Sun Capital Securities Management III, LP, Sun Capital Securities Management Services

III, LLC and Sun Capital Securities III, LLC.

99.1	Press Release, dated February 4, 2009.